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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-39802 and 333-57536) of Handspring, Inc. of our report dated July 18, 2001, except for Note 14 as to which the date is September 6, 2001, relating to the financial statements and financial statement schedule, which appears in this form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
September 27, 2001